PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET.
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 6. PROPERTY, PLANT AND EQUIPMENT, NET

        Property, plant and equipment consisted of the following:

	December 31,
	2011	2010
	(in thousands)
Land, buildings and improvements	$63,615	$63,400
Machinery and equipment	97,907	89,977
Leasehold improvements	92,649	82,594
Furniture and fixtures	68,481	55,247
Software	25,093	20,393
Construction in progress	3,252	549

Total property, plant and equipment	$350,997	$312,160
Less: accumulated depreciation	(152,826)	(118,732)

Net property, plant and equipment	$198,171	$193,428

        The Company recognized depreciation expense of property, plant and equipment of $38.8 million, $39.2 million and $36.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.